UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 29, 2020

Avantor, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-38912	82-2758923
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
Radnor Corporate Center, Building One, Suite 200
100 Matsonford Road
Radnor, Pennsylvania 19087
(Address of principal executive offices, including zip code)
(610) 386-1700
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	AVTR	New York Stock Exchange
6.250% Series A Mandatory Convertible Preferred Stock, $0.01 par value	AVTR PRA	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☐ Emerging growth company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure
Effective as of and for the quarter ended March 31, 2020, Avantor, Inc. (the “Company,” “we” or “our”) has changed the measure by which senior management evaluates the profitability of the Company’s operating segments (which are the same as our reportable segments) from Management EBITDA to Adjusted EBITDA. The company has historically reported Adjusted EBITDA on a consolidated basis. This change aligns the measure of segment performance with senior management’s view of the performance of the consolidated company. Adjusted EBITDA is our operating performance exclusive of interest expense, income tax expense, depreciation, amortization and certain other adjustments. Management EBITDA is Adjusted EBITDA further adjusted for other items that are not used to measure internal operating performance.
We are furnishing this Current Report on Form 8-K (the “Form 8-K”) to provide historical unaudited Adjusted EBITDA of our operating segments for fiscal years 2019, 2018 and 2017, and the first three quarters of fiscal year 2019, as shown in the tables below. Segment Adjusted EBITDA for future periods will be reported in our quarterly reports on Form 10-Q and annual reports on Form 10-K in the “Segment financial information” footnote to our consolidated financial statements prepared in accordance with U.S. GAAP.

(in millions)	Adjusted EBITDA Year ended December 31,
	2019	2018	2017
Americas	$703.5	$631.7	$185.8
Europe	356.2	338.5	101.8
AMEA	81.3	70.8	41.6
Corporate	(109.8)	(95.7)	(39.7)
Total	$1,031.2	$945.3	$289.5

(in millions)	Adjusted EBITDA Three months ended,
	September 30, 2019	June 30, 2019	March 31, 2019
Americas	$182.7	$193.8	$166.3
Europe	84.0	81.6	89.7
AMEA	15.9	17.0	18.5
Corporate	(31.8)	(23.6)	(26.5)
Total	$250.8	$268.8	$248.0
The information included in this Form 8-K is presented for informational purposes only in connection with the reporting changes described above. This Form 8-K does not reflect events occurring after February 14, 2020, the date on which we filed our Annual Report on Form 10-K for the fiscal year ended December 31, 2019 (the “2019 Form 10-K”), and does not modify or update our consolidated balance sheets or our consolidated statements of operations, comprehensive income or loss, stockholders’ equity, cash flows or the disclosures included in the 2019 Form 10-K. You should therefore read this information in conjunction with the 2019 Form 10-K.
The information included in this Form 8-K is being furnished under Item 7.01, “Regulation FD Disclosure” of Form 8-K. As such, the information herein shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be incorporated by reference into a filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Avantor, Inc.

Date: April 29, 2020	By:	/s/ Steven Eck
		Name:	Steven Eck
		Title:	Senior Vice President and Chief Accounting Officer (Principal Accounting Officer)